UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 12, 2016 (May 12, 2016)

COMMUNITY HEALTHCARE TRUST INCORPORATED
(Exact Name of Registrant as Specified in Charter)

MARYLAND	001-37401	46-5212033
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3326 Aspen Grove Drive, Suite 150, Franklin, Tennessee 37067
(Address of principal executive offices) (Zip Code)

(615) 771-3052
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition

On May 12, 2016, Community Healthcare Trust Incorporated (the "Company") issued a press release announcing its earnings for the first quarter ended March 31, 2016. A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

This information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities under that section and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 7.01     Regulation FD Disclosure

The Company is furnishing its Supplemental Information for the first quarter ended March 31, 2016, which is also contained on its website (www.chct.reit). See Exhibit 99.2 to this Current Report on Form 8-K.

This information furnished pursuant to this Item 7.01, including Exhibit 99.2, shall not be deemed "filed" for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities under that section and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
99.1	Press release dated May 12, 2016
99.2	Supplemental Information - First Quarter 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMUNITY HEALTHCARE TRUST INCORPORATED

	By:	/s/ W. Page Barnes W. Page Barnes Executive Vice President and Chief Financial Officer
Date: May 12, 2016

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release dated May 12, 2016
99.2	Supplemental Information - First Quarter 2016